Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	WRL Series Life Account G of Transamerica Life Insurance Company,

SEC File No. 811-21929

➣	Transamerica Freedom® Asset Advisor, Registration No. 333-249192
➣	WRL Benefactor, Registration No. 333-249193

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2021 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:

AllianceBernstein Variable Products Series Fund, Inc., SEC File No. 811-05398

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

Franklin Templeton Variable Insurance Products Trust, SEC File No. 811-05583

ProFunds, SEC File No. 811-08239

Transamerica Series Trust, SEC File No. 811-04419

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (800) 797-2643 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company